Exhibit 99.3

SUMMARY OF INCOME (LOSS) BY SEGMENT

	Millions of Dollars
			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Net Income (Loss)
U.S. E&P	916	1,055	1,225	1,052	4,248	1,349				1,349
International E&P	1,413	(3,459)	857	1,556	367	1,538				1,538
Total E&P	2,329	(2,404)	2,082	2,608	4,615	2,887				2,887

Midstream	85	102	104	162	453	137				137

U.S. R&M	896	1,879	873	967	4,615	435				435
International R&M	240	479	434	155	1,308	85				85
Total R&M	1,136	2,358	1,307	1,122	5,923	520				520

LUKOIL Investment	256	526	387	649	1,818	710				710

Chemicals	82	68	110	99	359	52				52

Emerging Businesses	(1)	(12)	3	2	(8)	12				12

Corporate and Other	(341)	(337)	(320)	(271)	(1,269)	(179)				(179)

Consolidated	3,546	301	3,673	4,371	11,891	4,139				4,139

Income Before Income Taxes
U.S. E&P	1,425	1,627	1,867	1,560	6,479	2,094				2,094
International E&P	2,894	(1,976)	2,357	3,464	6,739	3,822				3,822
Total E&P	4,319	(349)	4,224	5,024	13,218	5,916				5,916

Midstream	132	156	157	245	690	206				206

U.S. R&M	1,400	2,891	1,369	1,526	7,186	717				717
International R&M	218	633	403	167	1,421	101				101
Total R&M	1,618	3,524	1,772	1,693	8,607	818				818

LUKOIL Investment	262	542	396	663	1,863	729				729

Chemicals	107	80	140	20	347	54				54

Emerging Businesses	(3)	(20)	(17)	(2)	(42)	15				15

Corporate and Other	(369)	(415)	(308)	(319)	(1,411)	(189)				(189)

Consolidated	6,066	3,518	6,364	7,324	23,272	7,549				7,549

Effective Tax Rates
U.S. E&P	35.7%	35.2%	34.4%	32.6%	34.4%	35.6%				35.6%
International E&P	51.2%	-	63.6%	55.1%	94.6%	59.8%				59.8%
Total E&P	46.1%	-588.8%	50.7%	48.1%	65.1%	51.2%				51.2%

Midstream	35.6%	34.6%	33.8%	33.9%	34.3%	33.5%				33.5%

U.S. R&M	36.0%	35.0%	36.2%	36.6%	35.8%	39.3%				39.3%
International R&M	-10.1%	24.3%	-7.7%	7.2%	8.0%	15.8%				15.8%
Total R&M	29.8%	33.1%	26.2%	33.7%	31.2%	36.4%				36.4%

LUKOIL Investment	2.3%	3.0%	2.3%	2.1%	2.4%	2.6%				2.6%

Chemicals	23.4%	15.0%	21.4%	-	-3.5%	3.7%				3.7%

Emerging Businesses	66.7%	40.0%	-	-	81.0%	20.0%				20.0%

Corporate and Other	7.6%	18.8%	-3.9%	15.0%	10.1%	5.3%				5.3%

Consolidated	41.5%	91.4%	42.3%	40.3%	48.9%	45.2%				45.2%

CERTAIN ITEMS INCLUDED IN NET INCOME (AFTER-TAX)

	Millions of Dollars
			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
U.S. E&P
Gain on asset sales	36	11	-	25	72	4				4
FERC Rulings	-	-	94	-	94	-				-
Impairments	-	-	-	(45)	(45)	-				-
Business interruption insurance claims recovery	-	-	-	13	13	-				-
Total	36	11	94	(7)	134	4				4

International E&P
Gain (loss) on asset sales	407	(82)	164	147	636	8				8
International tax law changes	38	-	-	171	209	-				-
Impairment - expropriated assets	-	(4,512)	-	-	(4,512)	-				-
Impairments	(88)	(33)	(32)	(75)	(228)	-				-
Pending claims and settlements	-	-	-	28	28	-				-
Total	357	(4,627)	132	271	(3,867)	8				8

Total E&P	393	(4,616)	226	264	(3,733)	12				12

Midstream

Total	-	-	-	-	-	-				-

U.S. R&M
Gain on asset sales	-	-	2	14	16	84				84
Impairments	(13)	-	3	(2)	(12)	(3)				(3)
Business interruption insurance claims recovery	-	-	-	10	10	-				-
Total	(13)	-	5	22	14	81				81

International R&M
Gain on asset sales	-	163	158	2	323	32				32
Impairments	148	(5)	(30)	11	124	-				-
Germany tax rate change	-	-	141	-	141	-				-
Total	148	158	269	13	588	32				32

Total R&M	135	158	275	35	603	113				113

LUKOIL Investment

Total	-	-	-	-	-	-				-

Chemicals
Asset retirements recorded by CPChem	-	(21)	-	-	(21)	-				-
Tax benefit on capital loss	-	-	-	65	65	-				-
Total	-	(21)	-	65	44	-				-

Emerging Businesses

Total	-	-	-	-	-	-				-

Corporate and Other
Acquisition-related expenses	(13)	(16)	(11)	(4)	(44)	-				-
FERC Rulings	-	-	(14)	-	(14)	-				-
Premium on early debt retirement	(14)	-	-	-	(14)	-				-
Pending claims and settlements	-	-	-	-	-	35				35
Canada tax law change	-	-	-	15	15	-				-
Total	(27)	(16)	(25)	11	(57)	35				35

Total Company	501	(4,495)	475	375	(3,143)	160				160

CASH FLOW INFORMATION

	Millions of Dollars
			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash Flows from Operating Activities
Net income	3,546	301	3,673	4,371	11,891	4,139				4,139
DD&A and impairments	2,023	2,114	2,240	2,363	8,740	2,215				2,215
Impairment - expropriated assets	-	4,588	-	-	4,588	-				-
Dry hole costs and leasehold impairments	148	133	74	108	463	154				154
Accretion on discounted liabilities	79	81	81	100	341	104				104
Deferred income taxes	77	103	(125)	(212)	(157)	(17)				(17)
Undistributed equity earnings	(557)	(678)	(237)	(351)	(1,823)	(987)				(987)
Net gain on asset dispositions	(499)	(428)	(389)	(32)	(1,348)	(181)				(181)
Other	(94)	182	(60)	77	105	(164)				(164)
Net working capital changes	2,150	(1,630)	734	496	1,750	1,324				1,324
Net Cash Provided by
Operating Activities	6,873	4,766	5,991	6,920	24,550	6,587				6,587

Cash Flows from Investing Activities
Capital expenditures & investments	(2,847)	(2,500)	(2,560)	(3,884)	(11,791)	(3,322)				(3,322)
Proceeds from asset dispositions	1,343	872	842	515	3,572	370				370
Long-term advances to/collections from
affiliates and other investments	(144)	(97)	(118)	16	(343)	(60)				(60)
Net Cash Used for Investing Activities	(1,648)	(1,725)	(1,836)	(3,353)	(8,562)	(3,012)				(3,012)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	(3,491)	(865)	(961)	(202)	(5,519)	(202)				(202)
Issuance of stock	40	141	70	34	285	7				7
Repurchase of stock	(1,000)	(1,000)	(2,501)	(2,500)	(7,001)	(2,496)				(2,496)
Dividends	(674)	(668)	(667)	(652)	(2,661)	(730)				(730)
Other	(49)	(104)	(136)	(155)	(444)	(196)				(196)
Net Cash Used for
Financing Activities	(5,174)	(2,496)	(4,195)	(3,475)	(15,340)	(3,617)				(3,617)

Effect of Exchange Rate Changes	(8)	6	8	(15)	(9)	9				9

Net Change in Cash
and Cash Equivalents	43	551	(32)	77	639	(33)				(33)
Cash and cash equivalents
at beginning of period	817	860	1,411	1,379	817	1,456				1,456
Cash and Cash Equivalents
at End of Period	860	1,411	1,379	1,456	1,456	1,423				1,423

	Millions of Dollars
			2007					2008
Capital Program	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
E&P
Capital expenditures and investments	2,570	2,148	2,177	3,040	9,935	2,818				2,818
Loans and advances	157	111	122	238	628	67				67
Joint venture acquisition obligation--principal	-	140	142	143	425	145				145
E&P total	2,727	2,399	2,441	3,421	10,988	3,030				3,030
Midstream*	-	2	-	3	5	-				-
R&M
Capital expenditures and investments	205	271	276	634	1,386	363				363
Loans and advances	17	37	-	-	54	-				-
R&M total	222	308	276	634	1,440	363				363
LUKOIL Investment*	-	-	-	-	-	-				-
Chemicals*	-	-	-	-	-	-				-
Emerging Businesses*	31	34	62	130	257	61				61
Corporate and Other*	41	45	45	77	208	80				80
Total Capital Program	3,021	2,788	2,824	4,265	12,898	3,534				3,534
* Capital expenditures and investments only.

TOTAL E&P

			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

E&P Net Income (Loss) ($ Millions)	2,329	(2,404)	2,082	2,608	4,615	2,887				2,887

Production
Total, Including Equity Affiliates
and Canadian Syncrude (MBOE/D)	2,020	1,910	1,759	1,835	1,880	1,794				1,794
E&P segment plus LUKOIL Investment segment:	2,465	2,383	2,191	2,261	2,324	2,253				2,253

Crude Oil and Condensate (MB/D)
Consolidated	840	760	730	752	770	758				758
Equity affiliates	120	128	44	43	84	45				45
Total	960	888	774	795	854	803				803
Sales of crude oil produced (MB/D)	949	876	803	792	854	773				773

Natural Gas Liquids (MB/D)	150	145	139	187	155	154				154

Natural Gas (MMCF/D)
Consolidated	5,313	5,124	4,916	4,981	5,082	4,900				4,900
Equity affiliates	9	9	-	-	5	-				-
Total	5,322	5,133	4,916	4,981	5,087	4,900				4,900

Canadian Syncrude (MB/D)	23	21	27	23	23	20				20

Industry Prices (Platt's)
Crude Oil ($/bbl)
WTI spot	57.99	64.89	75.48	90.66	72.25	97.94				97.94
Brent dated	57.76	68.76	74.87	88.69	72.52	96.90				96.90
Natural Gas ($/mmbtu)
Henry Hub -- First of Month	6.77	7.55	6.16	6.97	6.86	8.03				8.03

Average Realized Prices
Crude Oil and Condensate ($/bbl)
Consolidated	55.17	64.55	73.01	86.28	69.47	94.71				94.71
Equity affiliates	40.02	47.74	44.60	52.45	45.31	62.78				62.78
Total	53.38	61.97	71.34	84.53	67.11	92.88				92.88

Natural Gas Liquids ($/bbl)	38.56	44.80	48.09	54.82	47.13	60.14				60.14

Natural Gas ($/mcf)
Consolidated	6.36	6.45	5.56	6.66	6.26	8.03				8.03
Equity affiliates	0.29	0.30	-	-	0.30	-				-
Total	6.35	6.44	5.56	6.66	6.26	8.03				8.03

Exploration Charges ($ Millions)
Dry Holes	62	74	23	50	209	94				94
Lease Impairments	86	59	51	58	254	60				60
Total Non-Cash Charges	148	133	74	108	463	154				154
Other (G&G and Lease Rentals)	114	126	144	160	544	155				155
Total Exploration Charges	262	259	218	268	1,007	309				309

Depreciation, Depletion and
Amortization (DD&A) ($ Millions)	1,802	1,790	1,828	1,971	7,391	1,946				1,946

U.S. E&P

			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

U.S. E&P Net Income ($ Millions)	916	1,055	1,225	1,052	4,248	1,349				1,349

Alaska ($ Millions)	507	535	765	448	2,255	603				603
Lower 48 ($ Millions)	409	520	460	604	1,993	746				746

Production
Total U.S. (MBOE/D)	855	848	821	847	843	783				783

Crude Oil and Condensate (MB/D)
Alaska	276	267	241	257	261	254				254
Lower 48	104	105	103	98	102	97				97
Total	380	372	344	355	363	351				351
Sales of crude oil produced (MB/D)	372	370	380	340	365	344				344

Natural Gas Liquids (MB/D)*
Alaska	22	18	15	19	19	19				19
Lower 48**	68	71	73	106	79	69				69
Total	90	89	88	125	98	88				88
*Includes reinjection volumes sold lease-to-lease:	16	15	11	13	14	13				13

Natural Gas (MMCF/D)
Alaska	122	100	116	102	110	100				100
Lower 48	2,190	2,219	2,219	2,101	2,182	1,963				1,963
Total	2,312	2,319	2,335	2,203	2,292	2,063				2,063

Average Realized Prices
Crude Oil and Condensate ($/bbl)
Alaska
North Slope	48.83	56.31	66.54	81.17	62.91	89.07				89.07
West Coast	55.50	63.26	73.57	87.88	69.75	95.47				95.47
Lower 48	49.32	58.50	67.77	78.98	63.49	90.35				90.35
Total U.S.	53.78	61.91	72.00	85.31	68.00	94.02				94.02

Natural Gas Liquids ($/bbl)
Alaska	55.27	63.52	73.40	88.12	71.85	94.27				94.27
Lower 48***	36.46	43.29	46.37	48.88	44.43	55.33				55.33
Total U.S.	37.86	44.17	47.73	51.23	46.00	58.33				58.33

Natural Gas ($/mcf)
Alaska	4.19	4.04	2.15	4.12	3.68	4.31				4.31
Lower 48	6.21	6.51	5.38	5.88	5.99	7.67				7.67
Total U.S.	6.19	6.49	5.36	5.86	5.98	7.63				7.63

Kenai, Alaska LNG Sales
Volume (MMCF/D)	104	72	88	78	85	63				63
Sales price per MCF	5.83	5.86	6.01	7.28	6.21	6.72				6.72

U.S. Exploration Charges ($ Millions)
Dry Holes	13	36	19	14	82	25				25
Lease Impairments	43	43	43	40	169	42				42
Total Non-Cash Charges	56	79	62	54	251	67				67
Other (G&G and Lease Rentals)	26	40	57	50	173	39				39
Total U.S. Exploration Charges	82	119	119	104	424	106				106
Alaska Only	17	32	31	26	106	11				11

DD&A ($ Millions)
Alaska	168	167	165	167	667	149				149
Lower 48	618	661	667	642	2,588	616				616
Total U.S.	786	828	832	809	3,255	765				765
**

Fourth quarter of 2007 includes 22 MBD related to out-of-period adjustments for the first three quarters in 2007. The amounts attributable to Q1, Q2, and Q3 2007 were 5, 8, and 9 MBD, respectively. Fourth-quarter 2007 NGL production in L48 was 84 MBD excluding the adjustments.

***

Fourth quarter of 2007 includes $6.36/bbl related to out-of-period adjustments for the first three quarters in 2007. The amounts attributable to Q1, Q2, and Q3 2007 were $1.64/bbl, $2.23/bbl, and $2.49/bbl,respectively. Fourth-quarter 2007 NGL realized price in L48 was $55.24/bbl excluding the adjustments.

INTERNATIONAL E&P

			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
International E&P
Net Income (Loss) ($ Millions)	1,413	(3,459)	857	1,556	367	1,538				1,538

Production
Total, Including Equity Affiliates
and Canadian Syncrude (MBOE/D)	1,165	1,062	938	988	1,037	1,011				1,011

Crude Oil and Condensate (MB/D)
Consolidated
Norway	179	145	166	158	162	153				153
United Kingdom	55	48	37	50	48	48				48
Canada	21	19	17	21	19	23				23
China	38	32	29	25	31	33				33
Indonesia	13	13	11	11	12	16				16
Vietnam	23	22	22	22	22	20				20
Timor Sea	24	26	21	19	22	23				23
Libya	45	47	48	47	47	47				47
Other	62	36	35	44	44	44				44
Equity affiliates
Canada	23	28	29	27	27	29				29
Russia	15	15	15	16	15	16				16
Venezuela	82	85	-	-	42	-				-
Total	580	516	430	440	491	452				452
Sales of crude oil produced (MB/D)	577	506	423	452	489	429				429

Natural Gas Liquids (MB/D)
Norway	8	5	7	12	8	13				13
United Kingdom	6	6	4	8	6	10				10
Canada	31	28	26	25	27	26				26
Timor Sea	12	14	11	12	12	15				15
Other	3	3	3	5	4	2				2
Total	60	56	51	62	57	66				66

Natural Gas (MMCF/D)
Consolidated
Norway	247	202	226	270	236	273				273
United Kingdom	785	668	519	723	673	695				695
Canada	1,152	1,133	1,069	1,073	1,106	1,101				1,101
China	11	12	13	8	11	10				10
Timor Sea	243	250	194	207	223	246				246
Indonesia	331	329	349	310	330	314				314
Vietnam	15	12	19	14	15	16				16
Libya	5	9	9	9	8	9				9
Other	212	190	183	164	188	173				173
Equity affiliates
Canada	-	-	-	-	-	-				-
Russia	-	-	-	-	-	-				-
Venezuela	9	9	-	-	5	-				-
Total	3,010	2,814	2,581	2,778	2,795	2,837				2,837

Canadian Syncrude (MB/D)	23	21	27	23	23	20				20

Darwin, Australia LNG Sales (MMCF/D)	388	449	347	348	383	417				417

INTERNATIONAL E&P (continued)

			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Average Realized Prices
Crude Oil and Condensate ($/bbl)
Consolidated
Norway	57.36	67.50	75.54	88.75	72.04	97.27				97.27
United Kingdom	55.52	66.99	72.98	86.26	71.01	93.96				93.96
Canada	48.70	58.42	67.75	73.08	61.77	84.49				84.49
China	54.93	66.39	71.79	85.51	67.69	93.69				93.69
Indonesia	54.66	65.46	72.46	89.26	69.99	92.48				92.48
Vietnam	57.88	67.03	75.14	89.64	72.54	98.31				98.31
Timor Sea	59.15	73.51	71.20	83.95	71.50	93.85				93.85
Libya	56.19	67.39	73.88	88.11	72.02	95.21				95.21
Other	55.73	67.71	74.48	87.54	69.76	97.56				97.56
Equity affiliates
Canada	32.46	32.46	38.48	46.90	37.94	57.95				57.95
Russia	37.92	50.25	55.84	63.05	52.29	70.41				70.41
Venezuela	42.54	51.54	-	-	47.46	-				-
Total	53.12	62.02	70.75	83.94	66.44	91.96				91.96

Natural Gas Liquids ($/bbl)
Norway	38.82	45.72	46.77	56.25	48.36	54.48				54.48
United Kingdom	34.93	39.34	36.91	52.79	41.78	55.88				55.88
Canada	41.15	46.82	51.77	66.27	50.85	68.84				68.84
Timor Sea	44.13	49.43	48.71	72.60	52.63	69.79				69.79
Other	8.32	29.42	34.00	42.30	31.17	13.83				13.83
Total	39.38	45.64	48.63	61.56	48.80	62.20				62.20

Natural Gas ($/mcf)
Consolidated
Norway	7.00	7.10	7.51	9.08	7.74	10.27				10.27
United Kingdom	8.14	7.23	6.69	9.19	7.92	9.20				9.20
Canada	6.38	6.60	5.13	6.20	6.09	7.81				7.81
China	2.64	2.74	2.78	3.37	2.85	3.60				3.60
Timor Sea	0.76	0.68	0.66	0.74	0.71	0.79				0.79
Indonesia	6.04	6.99	7.78	8.51	7.31	10.33				10.33
Vietnam	1.10	1.09	1.12	1.13	1.11	1.14				1.14
Libya	0.07	0.09	0.09	0.09	0.09	0.09				0.09
Other	2.71	2.53	2.41	3.43	2.75	3.79				3.79
Equity affiliates
Canada	-	-	-	-	-	-				-
Russia	-	-	-	-	-	-				-
Venezuela	0.29	0.30	-	-	0.30	-				-
Total	6.47	6.40	5.75	7.31	6.50	8.32				8.32

International Exploration Charges ($ Millions)
Dry Holes	49	38	4	36	127	69				69
Lease Impairments	43	16	8	18	85	18				18
Total Non-Cash Charges	92	54	12	54	212	87				87
Other (G&G and Lease Rentals)	88	86	87	110	371	116				116
Total International Exploration Charges	180	140	99	164	583	203				203

DD&A ($ Millions)	1,016	962	996	1,162	4,136	1,181				1,181

R&M

			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

R&M Net Income ($ Millions)	1,136	2,358	1,307	1,122	5,923	520				520

United States ($ Millions)	896	1,879	873	967	4,615	435				435
International ($ Millions)	240	479	434	155	1,308	85				85

Market Indicators
U.S. East Coast Crack Spread ($/bbl)	11.81	22.57	11.73	8.47	13.64	7.79				7.79
U.S. Gulf Coast Crack Spread ($/bbl)	10.06	24.28	11.74	6.55	13.16	7.90				7.90
U.S. Group Central Crack Spread ($/bbl)	14.84	31.26	20.92	9.37	19.10	10.26				10.26
U.S. West Coast Crack Spread ($/bbl)	28.68	34.32	16.22	16.58	23.95	15.37				15.37
U.S. Weighted 3:2:1 Crack Spread ($/bbl)	15.30	27.56	14.74	9.65	16.81	9.94				9.94
NW Europe Crack Spread ($/bbl)	12.06	15.56	13.37	15.55	14.14	16.09				16.09
Singapore 3:1:2 Crack Spread ($/bbl)	14.06	17.94	14.80	17.13	15.98	19.90				19.90
U.S. Wholesale Gasoline Mktg Mrgn ($/bbl)	1.15	2.09	0.65	(0.43)	0.87	1.07				1.07

Realized Margins
Refining Margin ($/bbl)
U.S.	11.87	19.59	10.86	11.56	13.41	8.00				8.00
International	5.06	9.68	6.05	6.72	6.92	6.42				6.42
Marketing Margin ($/bbl)*
U.S.	1.31	2.36	2.20	1.43	1.83	1.18				1.18
International	7.08	7.68	9.49	7.69	7.92	7.74				7.74

DD&A ($ Millions)	191	196	194	203	784	208				208

Turnaround Expense ($ Millions)	75	58	27	80	240	90				90

Eastern U.S.
Crude Oil Charge Input (MB/D)	411	404	383	412	402	340				340
Total Charge Input (MB/D)	460	447	414	453	443	400				400
Crude Oil Capacity Utilization (%)	97%	96%	91%	97%	95%	80%				80%
Clean Product Yield (%)	89%	86%	86%	90%	88%	89%				89%

U.S. Gulf Coast
Crude Oil Charge Input (MB/D)	744	709	736	712	726	659				659
Total Charge Input (MB/D)	823	790	829	794	810	732				732
Crude Oil Capacity Utilization (%)	102%	97%	100%	97%	99%	90%				90%
Clean Product Yield (%)	81%	81%	80%	82%	81%	81%				81%

Western U.S.
Crude Oil Charge Input (MB/D)	333	388	415	395	383	405				405
Total Charge Input (MB/D)	375	420	445	433	418	425				425
Crude Oil Capacity Utilization (%)	81%	94%	100%	95%	92%	97%				97%
Clean Product Yield (%)	79%	79%	80%	80%	80%	80%				80%

Central U.S. - Consolidated
Crude Oil Charge Input (MB/D)	185	170	166	175	174	177				177
Total Charge Input (MB/D)	188	175	170	179	178	179				179
Crude Oil Capacity Utilization (%)	99%	91%	89%	94%	93%	95%				95%
Clean Product Yield (%)	88%	93%	88%	92%	90%	88%				88%

Central U.S. - Equity Affiliates - Net Share**
Crude Oil Charge Input (MB/D)	265	225	280	267	259	225				225
Total Charge Input (MB/D)	288	250	301	288	282	241				241
Crude Oil Capacity Utilization (%)	96%	81%	101%	96%	94%	91%				91%
Clean Product Yield (%)	82%	85%	83%	84%	84%	84%				84%

TOTAL UNITED STATES
Crude Oil Charge Input (MB/D)	1,938	1,896	1,980	1,961	1,944	1,806				1,806
Total Charge Input (MB/D)	2,134	2,082	2,159	2,147	2,131	1,977				1,977
Crude Oil Capacity Utilization (%)	95%	93%	97%	96%	96%	90%				90%
Clean Product Yield (%)	83%	83%	82%	84%	83%	83%				83%

Refined Products Production (MB/D)
Gasoline	962	957	959	978	964	892				892
Distillates	762	736	779	795	768	719				719
Other	428	394	439	392	414	380				380
Total	2,152	2,087	2,177	2,165	2,146	1,991				1,991

Petroleum Products Sales (MB/D)
Gasoline	1,258	1,300	1,212	1,207	1,244	1,070				1,070
Distillates	862	827	869	929	872	869				869
Other	480	503	439	309	432	384				384
Total	2,600	2,630	2,520	2,445	2,548	2,323				2,323
*	Represents marketing sales price less product costs for all distribution channels other than commercial product supply.

**

Represents a 50 percent interest in the Wood River refinery. Represents an 85 percent interest in the Borger refinery in 2007. Our ownership interest in the Borger refinery was reduced to 65 percent effective January 1, 2008. These refineries were contributed to a business venture with EnCana, effective January 1, 2007.

R&M (continued)

			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

International - Consolidated*
Crude Oil Charge Input (MB/D)	503	505	434	493	484	455				455
Total Charge Input (MB/D)	532	528	455	517	508	463				463
Crude Oil Capacity Utilization (%)	91%	92%	79%	89%	88%	82%				82%
Clean Product Yield (%)	68%	67%	71%	65%	68%	65%				65%

International - Equity Affiliates - Net Share**
Crude Oil Charge Input (MB/D)	120	145	140	124	132	123				123
Total Charge Input (MB/D)	121	146	142	125	134	124				124
Crude Oil Capacity Utilization (%)	83%	101%	104%	106%	98%	104%				104%
Clean Product Yield (%)	77%	79%	81%	84%	80%	86%				86%

TOTAL INTERNATIONAL
Crude Oil Charge Input (MB/D)	623	650	574	617	616	578				578
Total Charge Input (MB/D)	653	674	597	642	642	587				587
Crude Oil Capacity Utilization (%)	90%	93%	84%	92%	90%	86%				86%
Clean Product Yield (%)	70%	69%	74%	69%	70%	70%				70%

Refined Products Production (MB/D)
Gasoline	160	159	160	160	160	129				129
Distillates	289	302	273	277	285	274				274
Other	195	203	160	196	188	171				171
Total	644	664	593	633	633	574				574

Petroleum Products Sales (MB/D)
Gasoline	176	186	161	173	174	139				139
Distillates	381	379	328	366	363	321				321
Other	156	174	140	171	160	156				156
Total	713	739	629	710	697	616				616

Worldwide - Including Net Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	2,561	2,546	2,554	2,578	2,560	2,384				2,384
Total Charge Input (MB/D)	2,787	2,756	2,756	2,789	2,773	2,564				2,564
Crude Oil Capacity Utilization (%)	94%	93%	94%	95%	94%	89%				89%
Clean Product Yield (%)	80%	80%	80%	81%	80%	80%				80%

Refined Products Production (MB/D)
Gasoline	1,122	1,116	1,119	1,138	1,124	1,021				1,021
Distillates	1,051	1,038	1,052	1,072	1,053	993				993
Other	623	597	599	588	602	551				551
Total	2,796	2,751	2,770	2,798	2,779	2,565				2,565

Petroleum Products Sales (MB/D)
Gasoline	1,434	1,486	1,373	1,380	1,418	1,209				1,209
Distillates	1,243	1,206	1,197	1,295	1,235	1,190				1,190
Other	636	677	579	480	592	540				540
Total	3,313	3,369	3,149	3,155	3,245	2,939				2,939
*	Represents our Humber refinery in the United Kingdom, the Whitegate refinery in Ireland, and our Wilhelmshaven refinery in Germany.

**

Represents 18.75 percent interest in a refinery complex in Karlsruhe, Germany, and 47 percent interest in a refinery in Melaka, Malaysia. Through August 31, 2007,

represents a 16.33 percent interest in two refineries in Kralupy and Litvinov, Czech Republic. We sold our interest in the two Czech refineries effective September 1, 2007.

LUKOIL INVESTMENT

			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
LUKOIL Investment
Net Income ($ Millions)	256	526	387	649	1,818	710				710

Upstream
Production*
Net crude oil production (MB/D)	393	427	390	395	401	392				392
Net natural gas production (MMCF/D)	309	278	249	188	256	404				404
BOE Total (MBOE/D)	445	473	432	426	444	459				459
* Represents our estimated net share of LUKOIL's production.

Industry Prices
Crude Oil ($/bbl)
Urals crude (CIF Mediterranean)	53.96	65.30	72.21	85.90	69.49	93.01				93.01

Downstream
Refinery Throughput*
Crude Processed (MB/D)	219	184	226	227	214	222				222
* Represents our estimated net share of LUKOIL's crude processed.

MIDSTREAM

			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream Net Income ($ Millions)	85	102	104	162	453	137				137

U.S. Equity Affiliate ($ Millions)*	50	76	90	120	336	118				118

Natural Gas Liquids Extracted (MB/D)
Consolidated
United States	15	23	26	24	22	-				-
International	-	-	-	-	-	-				-
Equity Affiliates
United States*	174	181	182	189	181	190				190
International	8	7	8	8	8	8				8
Total	197	211	216	221	211	198				198
* Represents 50 percent interest in DCP Midstream.

Natural Gas Liquids Fractionated (MB/D)
United States*	161	163	155	160	160	141				141
International	13	13	13	13	13	13				13
Total	174	176	168	173	173	154				154
* Excludes DCP Midstream.

Product Prices
Weighted Average NGL ($/bbl)*
Consolidated	37.73	45.19	48.62	60.19	47.93	60.09				60.09
DCP Midstream	36.55	44.30	47.73	58.60	46.80	56.48				56.48
* Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.

DD&A ($ Millions)	4	3	4	3	14	2				2

CHEMICALS

			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Chemicals
Net Income (Loss) ($ Millions)	82	68	110	99	359	52				52

Industry Margins (Cents/Lb)*
Ethylene industry cash margin	11.1	10.8	11.5	9.7	10.8	10.6				10.6
HDPE industry contract sales margin	13.5	14.6	14.8	13.6	14.1	14.9				14.9
Styrene industry contract sales margin	11.1	11.6	11.5	10.7	11.2	11.6				11.6

* Prices, economics and views expressed by CMAI are strictly the opinion of CMAI and Purvin & Gertz and are based on information collected within the public sector and on assessments by CMAI and Purvin & Gertz staff utilizing reasonable care consistent with normal industry practice. CMAI and Purvin & Gertz make no guarantee or warranty and assume no liability as to their use.

EMERGING BUSINESSES

			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Emerging Businesses
Net Income (Loss) ($ Millions)	(1)	(12)	3	2	(8)	12				12

Detail of Net Income (Loss) ($ Millions)
Power	13	(1)	21	20	53	27				27
Other	(14)	(11)	(18)	(18)	(61)	(15)				(15)
Total	(1)	(12)	3	2	(8)	12				12

CORPORATE AND OTHER

			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Corporate and Other
Net Income (Loss) ($ Millions)	(341)	(337)	(320)	(271)	(1,269)	(179)				(179)

Detail of Net Income (Loss) ($ Millions)
Net interest expense	(244)	(224)	(195)	(157)	(820)	(108)				(108)
Corporate overhead	(23)	(54)	(49)	(50)	(176)	(44)				(44)
Acquisition-related expenses	(13)	(16)	(11)	(4)	(44)	-				-
Other	(61)	(43)	(65)	(60)	(229)	(27)				(27)
Total	(341)	(337)	(320)	(271)	(1,269)	(179)				(179)

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(395)	(411)	(485)	(340)	(1,631)	(319)				(319)
Capitalized interest	135	139	141	150	565	157				157
Interest revenue	31	24	153	38	246	72				72
Premium on early debt retirement	(17)	-	-	-	(17)	(14)				(14)
	(246)	(248)	(191)	(152)	(837)	(104)				(104)

Debt
Total Debt ($ Millions)	23,668	22,812	21,876	21,687	21,687	21,492				21,492
Debt-to-Capital Ratio	22%	21%	20%	19%	19%	19%				19%

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